UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2025

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9385

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting of Stockholders

On October 21, 2025, Society Pass Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). An aggregate of 34,689,309 votes, or 84.39% of the Company’s 41,105,525 votes that were eligible to vote on each matter that came before the Annual Meeting, based on the record date of August 28, 2025 for the Annual Meeting, were present virtually or voted at the Annual Meeting, constituting a quorum.

The following proposals were voted upon at the Annual Meeting, with the results of such voting as set forth below. The proposals are described in greater detail in the Company’s most recent definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on August 29, 2025 (the “Proxy Statement”).

Proposal No. 1: Election of Directors Proposal

Nominee	For	Against	Withheld	% Voted For	% Voted Against	% Voted Withheld
Travis Washko	33,509,310	0	61,275	96.60%	0	0.18%
Vincent Puccio	33,509,460	0	61,125	96.60%	0	0.18%
Mark Carrington	33,509,603	0	60,982	96.60%	0	0.18%
Michael Freed	33,509,584	0	61,001	96.60%	0	0.18%
Michael Dunn	33,498,640	0	71,945	96.57%	0	0.21%
Loic Gautier	200,067	33,000,000	370,518	0.58%	0	1.07%

Proposal No. 2: Auditor Ratification Proposal

For	Against	Abstain	% Voted For	% Voted Against	% Voted Abstain
34,562,583	90,813	35,913	99.63%	0.26%	-

* less than 0.1%

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Reference is made to the disclosure under Item 5.07 above which is hereby incorporated in this Item 5.02 by reference. After the Annual Meeting, Loic Gautier resigned as a director of the Company, effective immediately. Loic Gautier’s resignation was not as a result of any disagreement with the Board or the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

	By:	/s/ Raynauld Liang
	Name:	Raynauld Liang
	Title:	Chief Executive Officer

Date: October 24, 2025

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